THE PURISIMA FUNDS
                               SEMI-ANNUAL REPORT
                               FEBRUARY 28, 1997


This report is submitted for the general information of shareholders of the Purisima Total Return Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus includes complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the prospectus carefully.



DEAR SHAREHOLDER:

During the fourth quarter the portfolio was tilted toward big cap stocks. We continue to believe big cap stocks will best small cap for some time to come - both domestically and overseas - perhaps through the next bear market bottom.

Fourth quarter foreign equity markets were generally positive. Multiple interest rate cuts rippled across Europe and Japan as they desperately tried to revive their lackluster economies. En route hundreds of billions of dollars of newly printed money flowed from there to "park" here and England, awaiting a better economy at home. We expect this excess capital from abroad to flow back out of the U.S. to fuel a major foreign market boom sometime later this year. In the quarter rate cuts occurred in: Australia, France, Israel, Italy, Japan, Portugal, Spain and Sweden. Although Germany did not cut rates, it did reduce reserve requirements, which essentially has the same stimulative effect as a rate cut.

POSITIONING THE FUND'S PORTFOLIO
The combination of foreign rate cuts, an ever increasing supply of money and declining inflation draws our attention to 1997's potential economic turnarounds. We believe loose money will ultimately work to stimulate overseas economies. We are bullish for stocks in continental Europe and Japan for 1997. Japan is struggling to find a bottom and end its seven year super-bear market. There are few markets that have ever been less popular than Japan is now, which is why, based on our style of simply avoiding overly popular markets, we simply must own Japan. By contrast, Europe is already early in a bull market that seems robust, dynamic and responsive to recent rapid monetary expansion throughout the continent.

Domestically, we see more inflation building than most folks expect. Note, year end CPI analysis focused on all the wrong parts. Observers noted that the CPI, ex-energy, was only up 2.6%, seemingly pretty good. We miss the ex-energy distinction since few consumers can sidestep their energy purchases as easily as many other categories. You must heat your house and pay for you car's gas. Little noted as 1997 began was that the overall CPI number for 1996 was 3.3%, the highest total CPI number for a single year since 1990. We suspect Federal Reserve Chairman Alan Greenspan will notice that number before the March Fed meeting. In an environment where the domestic market might deteriorate, huge stocks should do best while small growth should lag. We believe the small growth cycle ended in May and will be the laggard until the bottom the next bear market. So, to get big, which means bigger than the market, we have to remain devoted to the only very biggest stocks, which is what you see in our portfolio.

We appreciate your support of the Purisima Total Return Fund and look forward to continuing to serve your investment needs and objectives.

Sincerely,

Kenneth L. Fisher



PURISIMA TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS
February 28, 1997 (Unaudited)

Number of
Shares                                                           Value
---------                                                        -----

          COMMON STOCK                               99.4%

          AEROSPACE                                   1.8%
    100   Boeing Co.                                           $10,175
                                                               -------

          AUTOMOBILES                                 9.5%
    100   Daimler-Benz AG ADR *                                  7,250
    150   Ford Motor Co.                                         4,931
    200   General Motors Co.                                    11,575
    900   Nissan Motor Co., Ltd. ADR                            10,575
    300   Toyota Motor Corp.                                    15,450
    200   Volvo AB ADR                                           4,975
                                                               -------
                                                                54,756
                                                               -------

          BANKING                                     6.6%
    100   Banco Bilbao Vizcaya ADR                               5,850
    350   Bank of Tokyo Mitsubishi ADR                           5,819
    100   Barclays PLC ADR                                       7,250
    600   Espirito Santo Financial ADR                           8,400
    300   Instituto Mobiliare Ital SP ADR                        7,875
    100   Westpac Banking ADR                                    2,837
                                                               -------
                                                                38,031
                                                               -------

          CHEMICALS                                   4.8%
    100   E. I. du Pont de Nemours & Co.                        10,725
    200   Norsk Hydro A/A ADR                                   10,000
    200   Rhone-Poulenc SA ADR                                   6,975
                                                               -------
                                                                27,700
                                                               -------

          COMMERCIAL SERVICES                         1.1%
    100   Reuters Holdings PLC ADR                               6,413
                                                               -------

          COMMUNICATION EQUIPMENT                     5.3%
    100   Alcatel Alsthom CGE ADR                                2,050
    200   Ericsson (LM) ADR                                      6,309
    100   Lucent Technologies, Inc.                              5,388
    200   Motorola, Inc.                                        11,175
    100   Nokia Corp. ADR Class A                                5,850
                                                               -------
                                                                30,772
                                                               -------



Number of
Shares                                                           Value
---------                                                        -----

          COMPUTER COMPONENTS & SOFTWARE              3.1%
    150   Cisco Systems, Inc. *                                 $8,344
    100   Microsoft Corp. *                                      9,750
                                                               -------
                                                                18,094
                                                               -------

          COMPUTERS                                   7.4%
    200   Hewlett Packard Co.                                   11,200
    150   Hitachi Ltd. ADR                                      13,163
     50   International Business Machines Corp.                  7,187
    200   NEC Corp. ADR                                         11,550
                                                               -------
                                                                43,100
                                                               -------

          CONSUMER PRODUCTS                           2.0%
    350   PepsiCo, Inc.                                         11,506
                                                               -------

          COSMETICS AND TOILETRIES                    1.4%
    100   Gillette Co.                                           7,913
                                                               -------

          ELECTRIC UTILITIES                          1.0%
    100   Empresa Nacional de Electricidad SA ADR                6,137
                                                               -------

          ELECTRICAL EQUIPMENT                        2.9%
    100   General Electric Co.                                  10,287
    150   Philips Electronics NV NY                              6,750
                                                               -------
                                                                17,037
                                                               -------

          ENTERTAINMENT                               1.3%
    100   Walt Disney Co. (The)                                  7,425
                                                               -------

          FINANCIAL SERVICES                          1.7%
     50   ABB AB ADR                                             5,587
    100   Federal National Mortgage Assoc.                       4,000
                                                               -------
                                                                 9,587
                                                               -------

          FOOD                                        1.6%
     50   Unilever NV                                            9,525
                                                               -------

          HOSPITALS & HEALTH CARE FACILITIES          1.4%
    200   Columbia Healthcare Corp.                              8,400
                                                               -------

          HOUSEHOLD PRODUCTS                          2.1%
    100   Procter & Gamble Co.                                  12,013
                                                               -------





Number of
Shares                                                           Value
---------                                                        -----

          INSURANCE                                   2.2%
    100   Aegon NV ADR                                         $ 6,688
     50   American International Group, Inc.                     6,050
                                                               -------
                                                                12,738
                                                               -------

          MANUFACTURING & MINING                      3.0%
    100   De Beers Consolidated Mines, Ltd. ADR                  3,478
    150   Minnesota Mining & Manufacturing Co.                  13,800
                                                               -------
                                                                17,278
                                                               -------

          OIL & GAS                                   9.6%
    100   Amoco Corp.                                            8,450
    200   Elf Aquitane ADR                                       9,600
    100   Exxon Corp.                                            9,988
    200   Repsol SA ADR                                          7,600
    100   Texaco, Inc.                                           9,887
    250   Total S.A. ADR                                         9,906
                                                               -------
                                                                55,431
                                                               -------

          PHARMACEUTICALS                             8.4%
    150   Abbott Laboratories                                    8,438
     50   American Home Products Corp.                           3,200
    100   Astra AB ADR A                                         4,813
     50   Bristol-Myers Squibb Co.                               6,525
    200   Johnson & Johnson                                     11,525
     50   Merck & Co., Inc.                                      4,600
    100   Novo Nordisk ADR *                                     4,812
     50   Pfizer, Inc.                                           4,581
                                                               -------
                                                                48,494
                                                               -------

          PHOTOGRAPHY                                 1.5%
    100   Eastman Kodak Co.                                      8,963
                                                               -------

          RESTAURANTS                                 1.5%
    200   McDonald's Corp.                                       8,650
                                                               -------

          RETAIL                                      3.5%
    200   Coles Myer Ltd. ADR                                    7,150
    150   Home Depot, Inc.                                       8,175
    200   Wal-Mart Stores, Inc.                                  5,275
                                                               -------
                                                                20,600
                                                               -------



Number of
Shares                                                           Value
---------                                                        -----

          SEMICONDUCTORS                              5.6%
    100   Intel Corp.                                         $ 14,188
    100   Kyocera Corp. ADR                                     11,675
    100   SGS - Thomson Microelec NY *                           6,600
                                                               -------
                                                                32,463
                                                               -------

          STEEL                                       1.8%
    200   British Steel PLC ADR                                  4,975
    200   Broken Hill Proprietary Co., Ltd.                      5,325
                                                               -------
                                                                10,300
                                                               -------

          TELECOMMUNICATIONS                          6.1%
    100   Ameritech Corp.                                        6,375
    150   AT&T Corp.                                             5,981
    100   Bell Atlantic Corp.                                    6,912
    100   Bellsouth Corp.                                        4,688
    100   Stet Soc Finanz Telef ADR                              4,275
    100   Telefonica DE Espana ADR                               6,887
                                                               -------
                                                                35,118
                                                               -------

          TOBACCO PRODUCTS                            1.2%
     50   Philip Morris Cos., Inc.                               6,756
                                                               -------

          Total Common Stock (cost $567,988)                   575,375
                                                               -------

Principal
Amount
          SHORT-TERM INVESTMENTS                      5.3%

$30,681   UMB Bank n.a. Money Market Fiduciary                  30,681
                                                               -------

          Total Short-Term Investments (cost $30,681)           30,681
                                                               -------


          Total Investments (cost $598,669)         104.7%     606,056
                                                               -------


          Liabilities, less
            Cash and Other Assets                    -4.7%     (27,000)
                                                              --------


          NET ASSETS                                100.0%    $579,056
                                                              --------


*Non-income producing security.

See notes to financial statements.





PURISIMA TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (Unaudited)


ASSETS:
Investments at value (cost $598,669)                          $606,056
Deferred organizational costs                                  143,097
Prepaid expenses                                                19,884
Dividends and interest receivable                                  884
                                                              --------

Total Assets                                                   769,921
                                                               -------

LIABILITIES:
Payable to Adviser                                              95,759
Accrued expenses                                                64,642
Payable for securities purchased                                29,622
Accrued investment advisory fee                                    842
                                                               -------

Total Liabilities                                              190,865
                                                               -------
Net Assets                                                    $579,056
                                                              ========


NET ASSETS CONSIST OF:
Capital stock                                                 $571,080
Undistributed net investment income                                496
Undistributed net realized gain on investments                      93
Net unrealized appreciation on investments                       7,387
                                                              --------
Net Assets                                                    $579,056
                                                              ========

CAPITAL STOCK, $.01 par value, Unlimited Authorization
Issued and outstanding                                          55,251
                                                               -------


NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                    $10.48
                                                                ======

See notes to financial statements.



PURISIMA TOTAL RETURN FUND

STATEMENT OF OPERATIONS
For the Period October 28, 1996 to February 28, 1997 (Unaudited)


INVESTMENT INCOME:
Dividends                                                      $   992
Interest                                                           766
                                                               -------
                                                                 1,758
                                                               -------

EXPENSES:
Fund administration and accounting fees                         21,894
Shareholder servicing fees                                      16,808
Federal and state registration fees                             11,636
Amortization of organizational costs                            10,432
Legal fees                                                      10,086
Reports to shareholders                                          6,063
Trustees' fees                                                   4,519
Other                                                            3,662
Audit fees                                                       3,060
Custody fees                                                     1,750
Investment advisory fees                                           842
                                                               -------


Total expenses before reimbursement and waiver                  90,752
Reimbursement and waiver of expenses by Adviser                (89,490)
                                                              --------

Net expenses                                                     1,262
                                                               -------

NET INVESTMENT INCOME                                              496
                                                               -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                    93
Change in unrealized appreciation on investments                 7,387
                                                               -------

Net gain on investments                                          7,480
                                                               -------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                $ 7,976
                                                               =======

See notes to financial statements.




PURISIMA TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period October 28, 1996 to February 28, 1997 (Unaudited)




OPERATIONS:
Net investment income                                           $  496
Net realized gain on investments                                    93
Change in unrealized appreciation on investments                 7,387
                                                               -------
Net increase in net assets resulting from operations             7,976
                                                               -------


CAPITAL SHARE TRANSACTIONS:
Proceeds from 45,251 shares sold                               471,080
                                                               -------

TOTAL INCREASE IN NET ASSETS                                   479,056

NET ASSETS:
Beginning of period                                            100,000
                                                               -------
End of period                                                 $579,056
                                                              ========

See notes to financial statements.



PURISIMA TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Unaudited)


                                                       October 28, 1996 (1)
                                                       to February 28, 1997


Net asset value, beginning of period                            $10.00

Income from investment operations:
Net investment income                                             0.01
Net realized and unrealized gains
  on securities                                                   0.47
                                                               -------

Total from investment operations                                  0.48


Net asset value, end of period                                  $10.48
                                                                ======

Total return (2)                                                 4.80%

Supplemental data and ratios:
Net assets, end of period                                     $579,056
Ratio of net expenses to average net assets (3)(4)               1.50%
Ratio of net investment income to average net assets (3)(4)      0.59%

Portfolio turnover rate                                          0.16%
Average commission rate paid on portfolio
  investment transactions                                      $0.0289



(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of expenses to average net assets would have been 107.86%, and the ratio of net investment income to average net assets would have been (105.77%).




                           PURISIMA TOTAL RETURN FUND

                         NOTES TO FINANCIAL STATEMENTS

                         FEBRUARY 28, 1997 (UNAUDITED)


(1) Organization
    ------------
   The Purisima Total Return Fund (the "Fund"), constituting the initial series of The Purisima Funds (the "Trust"), was organized on June 27, 1996 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Purisima Total Return Fund. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Fund.

(2) Significant Accounting Policies
    -------------------------------
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

   (a) Investment Valuation

       Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board of Trustees.

   (b) Organization Costs

       Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced investment activities. If any of the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

   (c) Federal Income and Excise Taxes

       The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

   (d) Distributions to Shareholders

       Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principals.

   (e) Other

       Investment transactions are accounted for on the trade date plus one. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3) Investment Adviser
    ------------------
   The Fund has an Investment Management Agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets for the first fiscal year. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Adviser will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

(4) Service and Distribution Plan
    -----------------------------
   Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

(5) Investment Transactions
    -----------------------
   The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the period October 28, 1996 to February 28, 1997 are summarized below:

   Purchases                           $568,254
   Sales                               $    359

   At February 28, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $598,669 were as follows:

   Appreciation                        $23,969
   Depreciation                        (16,582)
                                       --------
   Net appreciation on investments     $ 7,387
                                       ========